EXHIBIT 10.3

                                ESCROW AGREEMENT

      THIS ESCROW AGREEMENT (this "Agreement") is made as of August 19, 2005, by and among ROO Group, Inc., a Delaware corporation (the "Company"), the purchasers signatory hereto (each a "Purchaser" and together the "Purchasers"), and Kramer Levin Naftalis & Frankel LLP, with an address at 1177 Avenue of the Americas, New York, New York 10036 (the "Escrow Agent"). Capitalized terms used but not defined herein shall have the meanings set forth in the Purchase Agreement (as defined below).

                              W I T N E S S E T H:

      WHEREAS, the Purchasers will be purchasing from the Company shares (the "Shares") of the Company's common stock, par value $.0001 per share (the "Common Stock"), pursuant to a Common Stock Purchase Agreement dated as of the date hereof by and among the Company and the Purchasers (the "Purchase Agreement");

      WHEREAS, the Company and the Purchasers have requested that the Escrow Agent hold the subscription amounts with respect to the purchase of the Shares in escrow until the Escrow Agent has received, among other things, copies of signed written consents and waivers of the NIR Group, a form of which is attached hereto as Exhibit B (the "NIR Waiver"), with respect to, among other things, consenting to the consummation of the transactions contemplated by the Purchase Agreement and waiving its rights to have shares of Common Stock reserved for issuance upon the conversion of certain convertible promissory notes held by the NIR Group; and

      NOW, THEREFORE, in consideration of the covenants and mutual promises contained herein and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged and intending to be legally bound hereby, the parties agree as follows:

                                    ARTICLE 1
                               TERMS OF THE ESCROW

      1.1. The parties hereby agree to establish an escrow account with the Escrow Agent whereby the Escrow Agent shall hold the funds for the purchase of the Shares as contemplated by the Purchase Agreement.

      1.2. Upon the Escrow Agent's receipt of the aggregate subscription amounts into its master escrow account, together with the NIR Waiver, copies of counterpart signature pages of the Transaction Documents from each Purchaser and the Company and all other closing documents required under Article IV of the Purchase Agreement, it shall advise the Company and the Purchasers, or their designated attorney or agent, of the amount of funds it has received into its master escrow account.

      1.3. Wire transfers to the Escrow Agent shall be made as follows:

           Bank:         Citibank, N.A.
                         666 Fifth Avenue
                         New York, NY 10103
           ABA No.:      021000089
           Account Name: Kramer Levin Naftalis & Frankel LLP IOLA Account Account No.: 37317968
           Reference:    Roo Group, Inc.

      1.4. The Company and the Purchasers, promptly following being advised by the Escrow Agent that the Escrow Agent has received the subscription amounts for the Closing, the NIR Waiver, copies of counterpart signature pages of the Transaction Documents from each Purchaser and the Company and all other closing documents required under Article IV of the Purchase Agreement, shall deliver to the Escrow Agent a Release Notice, in the form attached hereto as Exhibit A (the "Release Notice").

      1.5. Once the Escrow Agent receives the Release Notice executed by the Company and the Purchasers, it shall wire the subscription proceeds per the written instructions of the Company and the placement agent, net of $15,000 to Kramer Levin Naftalis & Frankel LLP, $48,500 to Sichenzia Ross Friedman Ference LLP and $520,000 payable to Burnham Hill Partners, a division of Pali Capital, Inc., the placement agent for the offering of the Shares, as its fee in connection with the transaction described herein.

      1.6. Wire transfers to the Company shall be made pursuant to written instructions from the Company provided to the Escrow Agent.

      1.7. In the event that the NIR Waiver is not received within ten (10) business days of the date of this Agreement, the subscription proceeds shall promptly be returned to each Purchaser pursuant to written wire instructions to be delivered by the Purchasers to the Escrow Agent.

                                    ARTICLE 2
                                  MISCELLANEOUS

      2.1. No waiver or any breach of any covenant or provision herein contained shall be deemed a waiver of any preceding or succeeding breach thereof, or of any other covenant or provision herein contained. No extension of time for performance of any obligation or act shall be deemed an extension of the time for performance of any other obligation or act.

      2.2. All notices or other communications required or permitted hereunder shall be in writing, and shall be sent as set forth in the Purchase Agreement.

      2.3. This Escrow Agreement shall be binding upon and shall inure to the benefit of the permitted successors and permitted assigns of the parties hereto.

      2.4. This Escrow Agreement is the final expression of, and contains the entire agreement between, the parties with respect to the subject matter hereof and supersedes all prior understandings with respect thereto. This Escrow Agreement may not be modified, changed, supplemented or terminated, nor may any obligations hereunder be waived, except by written instrument signed by the parties to be charged or by its agent duly authorized in writing or as otherwise expressly permitted herein.

      2.5. Whenever required by the context of this Escrow Agreement, the singular shall include the plural and masculine shall include the feminine. This Escrow Agreement shall not be construed as if it had been prepared by one of the parties, but rather as if both parties had prepared the same. Unless otherwise indicated, all references to Articles are to this Escrow Agreement.

      2.6. The parties hereto expressly agree that this Escrow Agreement shall be governed by, interpreted under and construed and enforced in accordance with the laws of the State of New York, without regard to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction. Any action to enforce, arising out of, or relating in any way to, any provisions of this Escrow Agreement shall only be brought in a state or Federal court sitting in New York City, Borough of Manhattan.

      2.7. The Escrow Agent's duties hereunder may be altered, amended, modified or revoked only by a writing signed by the Company, each Purchaser and the Escrow Agent.

      2.8. The Escrow Agent shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by the Escrow Agent to be genuine and to have been signed or presented by the proper party or parties. The Escrow Agent shall not be personally liable for any act the Escrow Agent may do or omit to do hereunder as the Escrow Agent while acting in good faith and in the absence of gross negligence, fraud and willful misconduct, and any act done or omitted by the Escrow Agent pursuant to the advice of the Escrow Agent's attorneys-at-law shall be conclusive evidence of such good faith, in the absence of gross negligence, fraud and willful misconduct.

      2.9. The Escrow Agent is hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law and is hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case the Escrow Agent obeys or complies with any such order, judgment or decree, the Escrow Agent shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

      2.10. The Escrow Agent shall not be liable in any respect on account of the identity, authorization or rights of the parties executing or delivering or purporting to execute or deliver the Purchase Agreement or any documents or papers deposited or called for thereunder in the absence of gross negligence, fraud and willful misconduct.

      2.11. The Escrow Agent shall be entitled to employ such legal counsel and other experts as the Escrow Agent may deem necessary properly to advise the Escrow Agent in connection with the Escrow Agent's duties hereunder, may rely upon the advice of such counsel, and may pay such counsel reasonable compensation therefor which shall be paid by the Escrow Agreement unless otherwise provided for in Section 2.14. THE ESCROW AGENT HAS ACTED AS LEGAL COUNSEL FOR THE PLACEMENT AGENT AND THE PURCHASERS, AND MAY CONTINUE TO ACT AS LEGAL COUNSEL FOR THE PLACEMENT AGENT AND THE PURCHASERS FROM TIME TO TIME, NOTWITHSTANDING ITS DUTIES AS THE ESCROW AGENT HEREUNDER. THE COMPANY AND THE PURCHASERS CONSENT TO THE ESCROW AGENT IN SUCH CAPACITY AS LEGAL COUNSEL FOR THE PURCHASERS AND THE PLACEMENT AGENT AND WAIVES ANY CLAIM THAT SUCH REPRESENTATION REPRESENTS A CONFLICT OF INTEREST ON THE PART OF THE ESCROW AGENT. THE COMPANY AND THE PURCHASERS UNDERSTAND THAT THE PLACEMENT AGENT AND THE ESCROW AGENT ARE RELYING EXPLICITLY ON THE FOREGOING PROVISION IN ENTERING INTO THIS ESCROW AGREEMENT.

      2.12. The Escrow Agent's responsibilities as escrow agent hereunder shall terminate if the Escrow Agent shall resign by giving written notice to the Company and the Purchasers. In the event of any such resignation, the Purchasers and the Company shall appoint a successor Escrow Agent and the Escrow Agent shall deliver to such successor Escrow Agent any escrow funds and other documents held by the Escrow Agent.

      2.13. If the Escrow Agent reasonably requires other or further instruments in connection with this Escrow Agreement or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

      2.14. It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the documents or the escrow funds held by the Escrow Agent hereunder, the Escrow Agent is authorized and directed in the Escrow Agent's sole discretion (1) to retain in the Escrow Agent's possession without liability to anyone all or any part of said documents or the escrow funds until such disputes shall have been settled either by mutual written agreement of the parties concerned by a final order, decree or judgment or a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but the Escrow Agent shall be under no duty whatsoever to institute or defend any such proceedings or (2) to deliver the escrow funds and any other property and documents held by the Escrow Agent hereunder to a state or Federal court having competent subject matter jurisdiction and located in the City of New York, Borough of Manhattan, in accordance with the applicable procedure therefor.

      2.15. The Company and each Purchaser agree jointly and severally to indemnify and hold harmless the Escrow Agent and its partners, employees, agents and representatives from any and all claims, liabilities, costs or expenses in any way arising from or relating to the duties or performance of the Escrow
Agent hereunder or the transactions contemplated hereby or by the Purchase Agreement other than any such claim, liability, cost or expense to the extent the same shall have been determined by final, unappealable judgment of a court of competent jurisdiction to have resulted from the gross negligence, fraud or willful misconduct of the Escrow Agent.

                            [SIGNATURE PAGE FOLLOWS]

                      [SIGNATURE PAGE TO ESCROW AGREEMENT]

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of this ____ day of August, 2005.



ROO GROUP, INC.:


___________________________________
   Name:
   Title:

ESCROW AGENT:

KRAMER LEVIN NAFTALIS & FRANKEL LLP


By:________________________________
   Name:
   Title:



                      [PURCHASERS' SIGNATURE PAGE FOLLOWS]

                [PURCHASER'S SIGNATURE PAGE TO ESCROW AGREEMENT]

Name of Investing Entity:_____________________________
Signature of Authorized Signatory of Investing Entity:__________________________ Name of Authorized Signatory:_________________________
Title of Authorized Signatory:________________________



                           [SIGNATURE PAGES CONTINUE]

                                                                    EXHIBIT A TO
                                                                ESCROW AGREEMENT

                                 RELEASE NOTICE

      t 6 0 The UNDERSIGNED, pursuant to the Escrow Agreement, dated as of August 19, 2005 among the Company, the Purchasers signatory thereto and Kramer Levin Naftalis & Frankel LLP, as Escrow Agent (the "Escrow Agreement"; capitalized terms used herein and not defined shall have the meaning ascribed to such terms in the Escrow Agreement), hereby notify the Escrow Agent that each of the conditions precedent to the purchase and sale of the Shares have been satisfied. The Company hereby confirms that all of its respective representations and warranties contained in the Purchase Agreement remain true and correct and authorize the release by the Escrow Agent of the funds to be released as described in the Escrow Agreement. This Release Notice shall not be effective until executed by the Company and the Purchasers.

      This Release Notice may be signed in one or more counterparts, each of which shall be deemed an original.

      IN WITNESS WHEREOF, the undersigned have caused this Release Notice to be duly executed and delivered as of this ___ day of August, 2005.


ROO GROUP, INC.:


By:____________________________
   Name:
   Title:



                       [PURCHASERS SIGNATURE PAGES FOLLOW]

                 [PURCHASER'S SIGNATURE PAGE TO ESCROW RELEASE]

Name of Investing Entity:_______________________________
Signature of Authorized Signatory of Investing Entity:__________________________ Name of Authorized Signatory:___________________________
Title of Authorized Signatory:__________________________

                                                                    EXHIBIT B TO
                                                                ESCROW AGREEMENT

                               FORM OF NIR WAIVER

                           OMNIBUS CONSENT AND WAIVER

      This Omnibus Consent and Waiver (this "CONSENT AND WAIVER"), dated as of August 18, 2005, is entered into by and between ROO Group, Inc., a Delaware corporation (the "COMPANY"), AJW Offshore, Ltd., AJW Qualified Partners, LLC, AJW Partners, LLC and New Millennium Capital Partners II, LLC (collectively, the "HOLDERS" and each a "HOLDER"), in connection with: (1) the Securities Purchase Agreement dated as of September 10, 2004 (the "2004 SECURITIES PURCHASE AGREEMENT") by and among the Company and the Holders and the related Callable Secured Convertible Notes (the "2004 NOTES") and Stock Purchase Warrants (the "2004 WARRANTS") issued by Company to the Holders dated as of September 10, 2004, November 23, 2004 and February 3, 2005; and (2) the Securities Purchase Agreement dated as of July 18, 2005 (the "2005 SECURITIES PURCHASE AGREEMENT," and together with the 2004 Securities Purchase Agreement, the "PURCHASE AGREEMENTS") by and among the Company and the Holders and the related Callable Secured Convertible Notes (the "2005 NOTES," and together with the 2004 Notes, the "NOTES") and Stock Purchase Warrants (the "2005 WARRANTS," and together with the 2004 Warrants, the "WARRANTS") issued by Company to the Holders dated as of July 18, 2005. Capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Purchase Agreements, the Notes and the Warrants, as applicable.

      WHEREAS, the Holders have agreed to consent to a private placement (the "PRIVATE PLACEMENT") by the Company of up to 266,666,666 shares of the Company's common stock to accredited investors at a purchase price of $0.03 per share in one or more closings;

      WHEREAS, part of the proceeds from the Private Placement will be used to complete an Optional Prepayment in full and final settlement of the Notes and interest thereon, as outlined in Schedule A hereto (the "Prepayment"); and

      WHEREAS, in connection with the Private Placement and the Prepayment, the Holders have agreed to waive certain obligations of the Company under the Purchase Agreements, the Notes and the Warrants as set forth herein.

      NOW, THEREFORE, in consideration of the above, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

      1.    The Holders hereby consent to the Private Placement.

      2. The Holders hereby agree that Exhibit A hereto sets for the consideration required from the Company as payment in full and final settlement of the Optional Prepayment Sum (as defined in the Notes) required for the Company to effect an Optional Prepayment of the Notes in full.

      3. For a period beginning the date hereof and ending the earlier of (a) the date the Prepayment is completed or (b) ten (10) business days of the date of this Consent and Waiver, and solely in connection with the Private Placement and the Prepayment of the Notes, the Holders hereby waive any requirement by the Company to have authorized, and reserved for the purpose of issuance, a sufficient number of shares of Common Stock to provide for the full conversion or exercise of the outstanding Notes and Warrants and issuance of the Conversion Shares and Warrant Shares in connection therewith.

      4. The Holders hereby agree that they will not exercise any of the Warrants until after the Company completes a reverse split of its outstanding shares of common stock or increases the number of its authorized shares of common stock.

      5. The Company covenants that it will complete a reverse split of its outstanding shares of common stock or increase the number of its authorized shares of common stock within 75 days of the date of this Consent and Waiver. In the event the Company does not complete either of the aforementioned actions within the permitted timeframe, the Company shall be required to pay damages in the amount of $2,000 for every seven day period until such time as one of the aforementioned actions are completed.

      6. The Holders hereby waive the requirement of the Company to provide prior written notice to the Holders before the Company is permitted to effect an Optional Prepayment.

      7. The Holders hereby waive their right to and hereby agree not to convert any portion of the Notes prior to the Optional Prepayment Date.

      8.    If the Company does not complete the Optional  Prepayment within ten
            (10) business days of the date of this Consent and Waiver, then this Consent and Waiver shall immediately terminate and the provisions hereof shall be void.

      9. Except as expressly agreed hereby, all of the terms and provisions of the Purchase Agreements, Notes and Warrants are and shall remain in full force and effect.

      10. This Consent and Waiver shall be construed and interpreted in accordance with the laws of the State of New York without giving effect to the conflict of laws rules thereof or the actual domiciles of the parties.

      11. This Consent and Waiver may be executed in one or more counterparts, each of which shall be deemed an original and all of which taken together shall constitute a single Consent and Waiver.


                            [SIGNATURE PAGE FOLLOWS.]

      IN WITNESS WHEREOF, each of the Company and each Holder has caused this Consent and Waiver to be signed in their respective name as of this 18th day of August 2005.


ROO Group, Inc.                              AJW Offshore, Ltd.
                                             By:  First Street Manager II, LLC

___________________________________          ___________________________________
Robert Petty                                 Corey S. Ribotsky
Chief Executive Officer                      Manager


AJW Partners, LLC                            New Millennium Capital Partners II,
                                             LLC
By: SMS Group, LLC                           By: First Street Manager II, LLP


___________________________________          ___________________________________
Corey S. Ribotsky                            Corey S. Ribotsky
Manager                                      Manager


AJW Qualified Partners, LLC
By: AJW Manager, LLC


___________________________________
Corey S. Ribotsky
Manager

                                   SCHEDULE A
                                   PREPAYMENT

      The following shall constitute full and final settlement of the Optional Prepayment Sum (as defined in the Notes) to effect an Optional Prepayment of the Notes in full:

      1. Payment by the Company to the Holders of $3,400,000 (Three Million Four Hundred Thousand Dollars) cash within five (5) business days of the date of this Consent and Waiver; and

      2. Issuance by the Company to the Holders of warrants (the "PREPAYMENT WARRANTS") entitling the Holders to purchase 3,000,000 (Three Million) shares of the Company's common stock, which shall be issued to the Holders within five business days after the Company completes a reverse split or increases its authorized capital of its outstanding shares of common stock. The Prepayment Warrants shall have a fixed exercise price of $0.03 per share and shall be exercisable for a period of five years after the date the Prepayment Warrants are issued.